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                            HOTCHKIS AND WILEY FUNDS
                            SUPPLEMENT TO PROSPECTUS
                             DATED AUGUST 28, 1998
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FEE TABLE

Effective March 1, 1999, the expense limits for some of the Hotchkis and Wiley Funds (the "Funds") will be changed. Although not required to do so, Hotchkis and Wiley (the "Advisor") has agreed to limit the annual operating expenses of the following Funds:


                                                                 Expense Limits            Expense Limits
                                                             Effective March 1, 1999   Prior to March 1, 1999
                                                               (as a percentage of      (as a percentage of
                            FUND                               average net assets)      average net assets)
-------------------------------------------------------------------------------------------------------------
     Equity Income..........................................           .95%                     1.00%
     Mid-Cap................................................          1.15                      1.00
     Global Equity..........................................          1.25                      1.00
     Balanced...............................................           .95                      1.00
     Total Return Bond......................................           .65                       .65
     Low Duration...........................................           .58                       .58
     Short-Term Investment..................................           .48                       .48


The 1.00% expense limits for the Small Cap Fund and the International Fund will end.


In addition, effective March 1, 1999, the Funds will begin paying intermediary transfer agency expenses as described below. The Annual Fund Operating Expenses and the Example on page 3 of the Prospectus have been restated to reflect the revised expense limits and estimated intermediary transfer agency expenses as if they had been in effect during the Funds' fiscal year ended June 30, 1998, as follows:



ANNUAL FUND                              Equity   Mid-    Small    Inter-     Global                Total       Low      Short-Term
OPERATING EXPENSES                       Income   Cap      Cap    national    Equity   Balanced    Return     Duration   Investment
(as a percentage of average net assets)   Fund    Fund    Fund      Fund       Fund      Fund     Bond Fund     Fund        Fund
-----------------------------------------------------------------------------------------------------------------------------------
     Management fees..........            .75%     .75%    .75%      .75%       .75%     .75%        .55%       .46%        .40%
     Other expenses after expense
     reimbursement............            .17%     .40%    .31%      .25%       .50%     .20%        .10%       .12%        .08%
                                          ---     ----    ----      ----       ----      ---        ----        ---         ---
     Total Fund operating expenses
     after expense reimbursement...       .92%    1.15%   1.06%     1.00%      1.25%     .95%        .65%       .58%        .48%
                                          ===     ====    ====      ====       ====      ===        ====        ===         ===


If the Advisor hadn't limited the Funds' expenses, other expenses of the Funds and total Fund operating expenses, each as including the estimated intermediary transfer agency expenses described below, would have been as follows (as a percentage of average net assets):
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
                                                                                         Total Fund
                            FUND                               Other Expenses        Operating Expenses
---------------------------------------------------------------------------------------------------------
     Mid-Cap................................................        2.02%                   2.77%
     Global Equity..........................................        2.15                    2.90
     Balanced...............................................         .23                     .98
     Total Return Bond......................................         .53                    1.08
     Low Duration...........................................         .26                     .72
     Short-Term Investment..................................         .54                     .94


The Advisor has agreed to keep these expense limits in place for the next year and will give shareholders at least 30 days' notice of any decision to change this reimbursement policy.

EXAMPLE
You would pay the following expenses                                                                       Total
on a $1,000 investment, assuming:               Equity   Mid-    Small    Inter-     Global               Return       Low
(1) 5% annual return, and                       Income   Cap      Cap    national    Equity   Balanced     Bond      Duration
(2) redemption at the end of each time period:   Fund    Fund    Fund      Fund       Fund      Fund       Fund        Fund
-----------------------------------------------------------------------------------------------------------------------------
     One Year...                                 $  9    $ 12    $ 11      $ 10       $ 13      $ 10        $ 7        $ 6
     Three Years...                              $ 29    $ 37    $ 34      $ 32       $ 40      $ 30        $21        $19
     Five Years...                               $ 51    $ 63    $ 58      $ 55       $ 69      $ 53        $36        $32
     Ten Years...                                $113    $140    $129      $122       $151      $117        $81        $73

EXAMPLE
You would pay the following expenses
on a $1,000 investment, assuming:               Short-Term
(1) 5% annual return, and                       Investment
(2) redemption at the end of each time period:     Fund
----------------------------------------------------------
     One Year...                                   $ 5
     Three Years...                                $15
     Five Years...                                 $27
     Ten Years...                                  $60


The Example should not be considered a representation of past or future expenses; actual Fund expenses may be greater or less than those shown. The assumption in the Example of a 5% annual return is required by regulations of the Securities and Exchange Commission applicable to all mutual funds. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of any Fund.

INTERMEDIARY TRANSFER AGENCY EXPENSES
You can purchase shares of the Funds directly from the Funds via the transfer agent, Firstar Mutual Fund Services, LLC. You can also purchase shares through intermediaries such as the various fund supermarket programs, or you may be able to invest through your employer's 401(k) plan. When you purchase directly, shareholder accounts are maintained by the Funds' transfer agent, and the Funds pay the transfer agency expenses. When you purchase through an intermediary, shareholder accounts are maintained by the intermediary, and the Funds will pay for intermediary transfer agency expenses beginning March 1, 1999. The Funds continue to pay for certain other transfer agency expenses relating directly to intermediary accounts such as wires, clearing agency processing charges and next-day transaction processing.

MID-CAP FUND PORTFOLIO MANAGER
In January 1999, Stan Majcher replaced Michael Baxter as a portfolio manager of the Mid-Cap Fund. Mr. Majcher joined the Advisor in August 1996 as a domestic equity analyst. From 1994 to 1996, he was an investment banking analyst at Merrill Lynch & Co., Inc. In 1993, he was a corporate finance analyst at Nagelvoort & Company.

Dated: January 29, 1999

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